SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 3, 1996
                Date of Report (Date of earliest event reported)


                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


        Minnesota                     0-21534                   41-1663712
(State or other jurisdiction    (Commission File No.)      (IRS Employer ID No.)
    of incorporation)


              724 First Street North, Minneapolis, Minnesota 55401
                    (Address of principal executive offices)


                                 (612) 338-3300
              (Registrant's telephone number, including area code)




ITEM 5.  OTHER EVENTS

        Children's Broadcasting Corporation (the "Company") is filing Cautionary Statements pursuant to the Private Securities Litigation Reform Act of 1995 (the "Act") for use as a reference to a readily available written document in connection with forward-looking statements, as defined in the Act.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following is an Exhibit to this Report:

         99.  Cautionary Statements


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


July 8, 1996                         CHILDREN'S BROADCASTING CORPORATION



                                   By: /s/ James G. Gilbertson
                                           James G. Gilbertson
                                           Chief Operating Officer,
                                           Chief Financial Officer and Treasurer



                                  EXHIBIT INDEX

      Exhibit
       Number     Description of Exhibit

         99 Cautionary Statements for purposes of safe harbor provisions of the Private Securities Litigation Reform Act of 1995.